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                                                                   EXHIBIT 24.1


                               POWER OF ATTORNEY

    We, the undersigned officers and directors of Fleming Companies, Inc. (hereinafter the "Company") hereby severally constitute Robert E. Stauth, Harry
L. Winn, Jr., David R. Almond and John M. Thompson, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form S-3 to be filed with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933 up to a maximum of $500,000,000 principal amount of unsecured debt instruments of the Company, including the guarantees thereof by certain subsidiaries of the Company, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

            Signature                        Title                   Date
            ---------                        -----                   ----

/s/  ROBERT E. STAUTH
- -----------------------------      Chairman, President and
     Robert E. Stauth              Chief Executive Officer

/s/  HARRY L. WINN, JR.            Executive Vice President and
- -----------------------------      Chief Financial Officer
     Harry L. Winn, Jr.

/s/  DONALD N. EYLER               Senior Vice President --
- -----------------------------      Controller (Chief
     Donald N. Eyler               Accounting Officer)

/s/  ARCHIE R. DYKES
- -----------------------------      Director
     Archie R. Dykes

/s/  CAROL B. HALLETT
- -----------------------------      Director
     Carol B. Hallett

/s/  JAMES G. HARLOW, JR.
- -----------------------------      Director
     James G. Harlow, Jr.

/s/  LAWRENCE M. JONES
- -----------------------------      Director                   September 2, 1994
     Lawrence M. Jones

/s/  EDWARD C. JOULLIAN III
- -----------------------------      Director
     Edward C. Joullian III

/s/  HOWARD H. LEACH
- -----------------------------      Director
     Howard H. Leach

/s/  JOHN A. McMILLAN
- -----------------------------      Director
     John A. McMillan

/s/  GUY A. OSBORN
- -----------------------------      Director
     Guy A. Osborn

/s/  E. DEAN WERRIES
- -----------------------------      Director
     E. Dean Werries